MetroCorp Bancshares, Inc.

Raymond James

Investors Meeting

November 8, 2012

Presentation by: George M. Lee, CEO

HOUSTON

Population Growth

GHP

RANK	CITY	POP. GROWTH	2000 - 2010 CHG
1	HOUSTON	1,231,393	+ 26%
2	DALLAS	1,210,229	+ 23%
3	ATLANTA	1,020,879	+ 24%
4	WASH D.C.	785,987	+ 16%
5	NEW YORK	574,107	+ 3%
6	MIAMI	557,071	+ 11%
7	LOS ANGELES	463,210	+ 4%
8	CHICAGO	362,789	+ 4%
9	PHILADELPHIA	278,196	+ 5%
10	BOSTON	161,058	+ 4%


Rank 8
4%
Rank 5
3%
Rank 10
4%
Boston
New York
Philadelphia
Washington D.C.
Rank 9
5%
Chicago
Rank 4
16%
Rank 3
24%
Atlanta
Los Angeles
Rank 7
4%
Dallas
Houston
Rank 2
23%
Miami
Rank 6
11%
Ranked #1
26%

Source: 2010 U.S. Census Bureau

GREATER HOUSTON PARTNERSHIP
houston.org

Fastest growing ethnic group in Houston

GHP

Race/Ethnicity	2000 Population	2010 Population	Change	% Change
Asian	228,212	389,378	161,166	70.6%
Hispanic	1,353,477	2,099,412	745,935	55.1%
Black	783,955	998,883	214,928	27.4%
White	2,274,829	2,360,472	85,643	3.8%
Other	76,835	103,437	26,602	34.6%

Source: U.S. Census Bureau

Asians by Percentage

GHP



Chinese
20%
76,153
Indian
24%
94,208
Vietnamese
28%
106,744
Filipino
10%
40,513
Japanese
1%
5,133
Korean
4%
15,194
Other
13%
51,433

Source: 2010 US Census

5th largest Asian population in U.S.

GHP

Metro Area	2010 Population	% of Pop
Los Angeles	1,923,821	15.0%
New York	1,884,615	10.0%
Chicago	533,269	5.6%
Washington, D.C.	515,745	9.2%
Houston	**389,378**	**6.5%**
Dallas	341,624	5.4%
Philadelphia	296,893	5.0%
Boston	295,634	6.5%
Atlanta	254,809	4.8%
Miami	125,225	2.3%

Source: U.S. Census Bureau

3rd most growth in Asian population

GHP

Metro Area	'00 – '10 Pop Growth	% Change '00 – '10
New York	448,726	31.3%
Los Angeles	222,081	13.1%
Houston	**161,166**	**70.6%**
Dallas	146,144	74.8%
Chicago	144,448	37.2%
Atlanta	118,850	87.4%
Washington, D.C.	115,972	29.0%
Philadelphia	95,989	47.8%
Boston	64,029	27.6%
Miami	56,891	83.3%

Source: U.S. Census Bureau

Highest median Asian household income



Houston
Dallas
Washington
Chicago
Miami
Boston
Atlanta
Philadelphia
Los Angeles
New York
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Adjusted for cost of living
(Base=Houston)
Median HH income adjusted for cost of living

Source: 2011 American Community Survey and 2011 C2ER Cost of Living Survey

CORE PERFORMANCE

MCBI EPS (Diluted) – Quarterly Basis



$0.20
$0.10
$0.00
-$0.10
$0.00
$0.09
$0.12
$0.13
$0.13
$0.16 without goodwill adjustment
-$0.07
$0.16
$0.16
$0.15
MCBI Shares Outstanding
Avg = 13,294,562
18,681,709
18,749,912
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Q3-2012

MCBI Capital Ratios


20.0%
16.0%
12.0%
8.0%
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012
17.3%
17.6%
17.4%
17.7%
13.8%
15.1%
16.0%
16.3%
16.1%
16.4%
13.9%
12.5%
12.6%
12.9%
12.2%
12.6%
10.8%
10.8%
Leverage ratio
Tier 1 capital ratio
Total risk-based capital ratio

MCBI Nonperforming Assets



$ in 000's
Tt NPA
NPA/Asset %
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$102,867
$92,787
$63,880
$57,415
$48,581
$48,202
6.47%
5.95%
4.27%
3.83%
3.13%
3.16%
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012

MCBI Total Loans Trend


$ in Millions
RE Mortgage
C&I
RE Construction
Other
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,274
$1,144
$1,044
$1,047
$1,094
$1,097
$776
$757
$687
$690
$708
$708
$399
$350
$345
$345
$376
$377
$98
$35
$10
$9
$8
$8
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012
Year-End Balance

MCBI Total Deposits Trend


$ in Millions
Non-Int Bearing
Interest Bearing
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,364
$203
$1,161
$1,294
$223
$1,071
$1,252
$259
$992
$1,257
$258
$999
$1,259
$272
$988
$1,265
$290
$975
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012
Year-End Balance

MCBI Total Loans to Total Deposits



100%
90%
80%
70%
60%
50%
93.4%
88.4%
83.5%
83.3%
86.9%
86.7%
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012

Employees - FTE


Lending & Credit Staff
Other
350
300
250
200
150
100
50
0
320
296
291
284
291
58
58
59
69
73
262
238
232
215
218
YE 2008
YE 2009
YE 2010
YE 2011
Q3-2012

Q3-2012 Micro-Cap Bank Trends

Micro-Cap Banks (<$300 million market cap)

	PEER BANKS MEDIANS			MCBI
	Q3-2011	Q2-2012	Q3-2012	Q3-2012
NIM	3.69%	3.62%	**3.59%**	**3.84%**
ROA	0.80%	0.94%	**0.88%**	**0.76%**
Efficiency Ratio	65%	64%	**66%**	**71.66%**
NPAs/Loans (exclude TDRs)	4.26%	2.99%	**2.50%**	**4.02%**
Loan Growth	0.4%	1.1%	**0.9%**	**0.2%**
Loans/Deposits Ratio	82.5%	81.2%	**82.7%**	**86.7%**
Tangible Capital Equity (TCE) Ratio	8.25%	8.80%	**9.26%**	**10.59%**
Leverage Ratio	9.79%	9.93%	**10.08%**	**12.90%**
Tier 1 Capital Ratio	14.74%	14.37%	**14.26%**	**16.41%**

Source: Raymond James

FOCUS

- Credit improvement
- Earnings improvement
- Efficiency improvement
- Team synergies
- Market/Brand synergies
- **Earning Assets Growth**

Thank You

MetroCorp Bancshares, Inc.

9600 BELLAIRE BLVD., SUITE 252 HOUSTON, TEXAS 77036 USA
TEL: 713-776-3876 WWW.METROBANK-NA.COM